TB WOOD'S CORPORATION

           GRANT OF FAIR MARKET VALUE (FMV)NON-QUALIFIED STOCK OPTION

     1. Grant of Option and Exercise Price. Subject to the terms and conditions set forth herein and in the TB Wood's Corporation 1996 Stock-Based Incentive Compensation Plan (the "Plan"), TB Wood's Corporation (the "Company") hereby grants to ________________, (the "Optionee"), a stock option (the "Option") to purchase up to ________ shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), at an exercise price of $_____ per share (the "Exercise Price"). The Option is a non-qualified stock option.

     2. Vesting of Options. One-third of the shares of Common Stock subject to the option shall vest on the first anniversary of the date of grant of the Option (the "Grant Date"), an additional one-third of the shares of Common Stock subject to the option shall vest on the second anniversary of the Grant Date, and the final one-third of the shares of Common Stock subject to the option shall vest on the third anniversary of the Grant Date.

     3. Time of Exercise. The Option may be exercised from time to time with respect to shares for which the Option has vested but no later than the tenth anniversary of the Grant Date. Upon the tenth anniversary of the Grant Date, the Optionee's right to exercise the Option shall terminate absolutely.

     4. Payment for Shares of Common Stock. Upon exercise of an Option and before delivery of the shares of Common Stock, full payment for shares of Common Stock purchased upon the exercise of the Option shall be made in cash or, subject to the approval of the Company committee administering the Plan (the "Committee"), in whole or in part in shares of Common Stock valued at the fair market value on the date of exercise.

     5. Manner of Exercise. The Option shall be exercised by giving written notice of exercise to the Company (Attn: Chief Financial Officer) at the Company's main office at 440 North Fifth Avenue, Chambersburg, Pennsylvania 17201-1778. Such notice of exercise must include a statement of preference as to the manner in which payment to the Company shall be made. Such notice shall be deemed to have been given when hand-delivered, telecopied or mailed, first-class postage prepaid, and shall be irrevocable once given.

     6. Issuance of Certificates. As promptly as is reasonably practicable after the exercise of the Option as determined by the Company, a certificate for the shares of Common Stock issuable on the exercise of the Option shall be delivered to Optionee or to his personal representative, heir or legatee.

     7. Nontransferability of Option. The Option may not be transferred or assigned by Optionee otherwise than by will or the laws of descent and distribution or be exercised other than by Optionee or, in the case of his death, by his personal representative, heir or legatee.

     8. Taxes. Optionee shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Option, the exercise thereof and the transfer of the shares of Common Stock. Such responsibility shall extend to all applicable federal, state, local or foreign withholding taxes. In the case of exercise of the Option, the Company shall, at the election of Optionee, have the right to retain the number of shares of Common Stock whose aggregate fair market value equals the amount to be withheld in satisfaction of the applicable withholding taxes.

     9. Termination of Employment. If the Optionee's employment by the Company (or a subsidiary thereof) is terminated for any reason, all unvested Options shall be forfeited and the Optionee shall have no further right to exercise such Options. If the Optionee's employment by the Company (or a subsidiary thereof) is terminated by reason of disability or retirement, all unexercised, vested Options may be exercised pursuant to the terms of the Option for a period of three months from the date of such termination of employment or until the expiration of the term of the Option, whichever period is shorter; provided, however, that if the Optionee's employment is terminated by death, all unexercised, vested Options may be exercised pursuant to the terms of the Option for a period of six months from the date of such termination of employment or until the expiration of the term of the Option, whichever period is shorter. If the Optionee's employment by the Company (or a subsidiary thereof) is terminated for any reason other than death, disability or retirement, all unexercised, vested options shall terminate three months from the date of such termination of employment.

     10. Rights Prior to Exercise. Neither Optionee nor his personal representative, heir or legatee shall have any of the rights of a stockholder with respect to any Common Stock until the date of the issuance to him or her of a certificate for such Common Stock as provided herein.

     11. Amendments. The Committee may from time to time amend the terms of this Option to the extent it deems appropriate to carry out the terms and provisions of the Plan.

     12. Interpretation. The Committee shall have sole power to resolve any dispute or disagreement arising out of this Agreement. The interpretation and construction of any provision of this Option or the Plan made by the Committee shall be final and conclusive and, insofar as possible, shall be consistent with the requirements of a non-qualified stock option.

     13. Option Not to Affect Employment. The Option granted hereunder shall not confer upon Optionee any right to continue in the employment of the Company or any Subsidiary.


                              TB WOOD'S CORPORATION




                              By:____________________________
                                 Michael L. Hurt, President

Dated as of January 29, 1998

                              TB WOOD'S CORPORATION

               GRANT OF PREMIUM PRICED NON-QUALIFIED STOCK OPTION

     1. Grant of Option and Exercise Price. Subject to the terms and conditions set forth herein and in the TB Wood's Corporation 1996 Stock-Based Incentive Compensation Plan (the "Plan"), TB Wood's Corporation (the "Company") hereby grants to __________________, (the "Optionee"), a stock option (the "Option") to purchase up to ____________shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), at an exercise price of $_________per share (the "Exercise Price"). The Option is a non-qualified stock option.

     2. Vesting of Options. One-third of the shares of Common Stock subject to the option shall vest on the first anniversary of the date of grant of the Option (the "Grant Date"), an additional one-third of the shares of Common Stock subject to the option shall vest on the second anniversary of the Grant Date, and the final one-third of the shares of Common Stock subject to the option shall vest on the third anniversary of the Grant Date.

     3. Time of Exercise. The Option may be exercised from time to time with respect to shares for which the Option has vested but no later than the fifth anniversary of the Grant Date. Upon the fifth anniversary of the Grant Date, the Optionee's right to exercise the Option shall terminate absolutely.

     4. Payment for Shares of Common Stock. Upon exercise of an Option and before delivery of the shares of Common Stock, full payment for shares of Common Stock purchased upon the exercise of the Option shall be made in cash or, subject to the approval of the Company committee administering the Plan (the "Committee"), in whole or in part in shares of Common Stock valued at the fair market value on the date of exercise.

     5. Manner of Exercise. The Option shall be exercised by giving written notice of exercise to the Company (Attn: Chief Financial Officer) at the Company's main office at 440 North Fifth Avenue, Chambersburg, Pennsylvania 17201-1778. Such notice of exercise must include a statement of preference as to the manner in which payment to the Company shall be made. Such notice shall be deemed to have been given when hand-delivered, telecopied or mailed, first-class postage prepaid, and shall be irrevocable once given.

     6. Issuance of Certificates. As promptly as is reasonably practicable after the exercise of the Option as determined by the Company, a certificate for the shares of Common Stock issuable on the exercise of the Option shall be delivered to Optionee or to his personal representative, heir or legatee. 7. Nontransferability of Option. The Option may not be transferred or assigned by Optionee otherwise than by will or the laws of descent and distribution or be exercised other than by Optionee or, in the case of his death, by his personal representative, heir or legatee.

     8. Taxes. Optionee shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Option, the exercise thereof and the transfer of the shares of Common Stock. Such responsibility shall extend to all applicable federal, state, local or foreign withholding taxes. In the case of exercise of the Option, the Company shall, at the election of Optionee, have the right to retain the number of shares of Common Stock whose aggregate fair market value equals the amount to be withheld in satisfaction of the applicable withholding taxes.

     9. Termination of Employment. If the Optionee's employment by the Company (or a subsidiary thereof) is terminated for any reason, all unvested Options shall be forfeited and the Optionee shall have no further right to exercise such Options. If the Optionee's employment by the Company (or a subsidiary thereof) is terminated by reason of disability or retirement, all unexercised, vested Options may be exercised pursuant to the terms of the Option for a period of three months from the date of such termination of employment or until the expiration of the term of the Option, whichever period is shorter; provided, however, that if the Optionee's employment is terminated by death, all unexercised, vested Options may be exercised pursuant to the terms of the Option for a period of six months from the date of such termination of employment or until the expiration of the term of the Option, whichever period is shorter. If the Optionee's employment by the Company (or a subsidiary thereof) is terminated for any reason other than death, disability or retirement, all unexercised, vested options shall terminate three months from the date of such termination of employment.

     10. Rights Prior to Exercise. Neither Optionee nor his personal representative, heir or legatee shall have any of the rights of a stockholder with respect to any Common Stock until the date of the issuance to him or her of a certificate for such Common Stock as provided herein.

     11. Amendments. The Committee may from time to time amend the terms of this Option to the extent it deems appropriate to carry out the terms and provisions of the Plan.

     12. Interpretation. The Committee shall have sole power to resolve any dispute or disagreement arising out of this Agreement. The interpretation and construction of any provision of this Option or the Plan made by the Committee shall be final and conclusive and, insofar as possible, shall be consistent with the requirements of a non-qualified stock option.

     13. Option Not to Affect Employment. The Option granted hereunder shall not confer upon Optionee any right to continue in the employment of the Company or any Subsidiary.


                              TB WOOD'S CORPORATION


                              By:____________________________
                                 Michael L. Hurt, President

Dated as of January 29, 1998